Exhibit 99.1

Company / Investor Contact: Tom Wirth EVP & CFO 610-832-7434 tom.wirth@bdnreit.com

Brandywine Realty Trust Announces Closing of $150 Million Offering of 8.875% Guaranteed Notes Due 2029

With a Re-Offer Yield of 7.039%

PHILADELPHIA, PA, June 27, 2025 — Brandywine Realty Trust (the “Company”) (NYSE: BDN) announced today that its operating partnership, Brandywine Operating Partnership, L.P. (the “Operating Partnership”), has closed its previously announced underwritten public offering of $150 million of its 8.875% guaranteed notes due 2029 with a re-offer yield of 7.039% (the “Notes”). The Notes are part of the same series as the Operating Partnership’s outstanding 8.875% guaranteed notes due 2029, $400 million of which were originally issued on April 12, 2024, for all purposes.

The Operating Partnership intends to use the net proceeds from the offering to repay outstanding borrowings under the Operating Partnership’s $600 million unsecured revolving credit facility, to fund a partial repayment of its secured debt and for general corporate purposes, which may include the repayment, repurchase or other retirement of other indebtedness.

The offering of the Notes was made pursuant to an effective shelf registration statement and related prospectus and preliminary prospectus supplement filed by the Company with the Securities and Exchange Commission. This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities nor will there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

About Brandywine Realty Trust

Brandywine Realty Trust (NYSE: BDN) is one of the largest, publicly traded, full-service, integrated real estate companies in the United States with a core focus in the Philadelphia and Austin markets. Organized as a real estate investment trust (REIT), we own, develop, lease and manage an urban, town center and transit-oriented portfolio comprising 125 properties and 19.4 million square feet as of March 31, 2025. Our purpose is to shape, connect and inspire the world around us through our expertise, the relationships we foster, the communities in which we live and work, and the history we build together. For more information, please visit www.brandywinerealty.com.

Forward-Looking Statements

This press release may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements of each of the Company and the Operating Partnership to be materially different from future results, performance or achievements expressed or implied by these forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe our future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” “project,” or the negative of these words, or other similar words or terms. Factors which could materially and adversely affect us include, but are not limited to the following: adverse changes in national and local economic conditions, the real estate industry and the commercial real estate markets in which we operate, which would have a negative effect on, among other things: overall market occupancy levels and demand for office and other commercial space and rental rates; the financial condition of our tenants, many of which are financial, legal and other professional firms, our lenders, counterparties to our derivative financial instruments and institutions that hold our cash balances and short-term investments, which may expose us to increased risks of default by these parties; the availability of financing on attractive terms or at all, which may adversely impact our future interest expense and our ability to pursue acquisition and development opportunities and refinance existing debt; and real estate asset valuations, a decline in which may limit our ability to dispose of assets at attractive prices or obtain or maintain debt financing secured by our properties or on an unsecured basis and may result in additional impairments of our real estate; competition from other owners, developers and investors, including for tenants and investment opportunities; our failure to lease unoccupied space in accordance with our projections, including on account of changing work

2929 Arch Street, Suite 1800, Philadelphia, PA 19104	Phone: (610) 325-5600 • Fax: (610) 325-5622

patterns and reduced demand for our real estate; our failure to re-lease occupied space upon expiration of leases, including on account of changing work patterns and reduced demand for office space; tenant defaults and the bankruptcy of major tenants; volatility in the capital and credit markets, including changes that reduce the availability, and increase costs, of capital; increasing interest rates, which could increase our borrowing costs and adversely affect the market price of our securities; failure to obtain financing at budgeted levels for developments and redevelopments; failure of interest rate hedging contracts to perform as expected and the effectiveness of such arrangements; inflation, which, among other things, would increase our operating expenses and costs for supplies and labor; failure of acquisitions, developments and other investments, including projects undertaken through joint ventures and equity investments in third parties, to perform as expected; unanticipated costs associated with the purchase, integration and operation of our acquisitions; unanticipated costs and delays to complete, lease-up and operate our developments and redevelopments, including on account of shortages of, and delays in shipping of, supplies and materials for our developments and redevelopments; additional impairment charges; unanticipated costs associated with land development, including building and construction moratoriums and inability to obtain necessary zoning, land-use, building, occupancy and other required governmental approvals, construction cost increases or overruns and construction delays; lack of liquidity of our real estate investments, which could make it difficult for us to respond to changing economic or financial conditions or changes in the operating performance of our properties; potential damage from natural disasters, including hurricanes and other weather-related events, which could result in substantial costs to us; the impact of epidemics, pandemics, or other outbreaks of illness, disease or virus and the actions taken by government authorities and others related thereto, including actions that restrict or limit the ability of our Company, our properties and our tenants to operate; uninsured losses due to insurance deductibles, self-insurance retention, uninsured claims or casualties, or losses in excess of applicable coverage; increased costs for, or lack of availability of, adequate insurance, including for terrorist acts or environmental liabilities; actual or threatened terrorist attacks; security breaches through cyber attacks, cyber intrusions or otherwise, as well as other significant disruptions of our information technology (IT) networks and related systems, which support our operations and our properties; the impact on workplace and tenant space demands driven by technology, employee culture and commuting patterns; demand for tenant services beyond those traditionally provided by landlords; liability and clean-up costs under environmental or other laws; risks associated with our investments in real estate ventures and unconsolidated entities, including our lack of sole decision-making authority and our reliance on our venture partners’ financial condition; inability of real estate venture partners to fund venture obligations or perform under our real estate venture development agreements; failure to manage our growth effectively into new product types within our portfolio and real estate venture arrangements; failure of dispositions to close in a timely manner; the impact of climate change and compliance costs relating to laws and regulations governing climate change; risks associated with federal, state and local tax audits; complex regulations relating to our status as a real estate investment trust, or REIT, and the adverse consequences of our failure to qualify as a REIT; changes in accounting principles, or their application or interpretation, and our ability to make estimates and the assumptions underlying the estimates, which could have an effect on our earnings; and our internal control over financial reporting may not be considered effective which could result in a loss of investor confidence in our financial reports, and in turn could have an adverse effect on the market price of our securities. Additional information on factors which could impact us, and the forward-looking statements contained herein are included in our filings with the Securities and Exchange Commission, including our Form 10-K for the year ended December 31, 2024. We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events except as required by law.